UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

OCEAN ELECTRIC INC.

(Exact name of registrant as specified in charter)

Nevada	000-52775	20-4076559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 North Curry Street, Carson City, Nevada	89703
(Address of principal executive offices)	(Zip Code)

775-321-8216

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.06         Change in Shell Company Status

On May 15, 2012, Ocean Electric Inc. (the “Company”) filed a Registration on Form S-1 under S.E.C. File Number 333-181423 (the “Registration Statement”).  The Registration Statement is incorporated by reference herein in satisfaction to the Item required to be disclosed under this Form 8-K.

The Registration Statement contained “Form 10 information” as defined in paragraph (i)(3) of Rule 144 of the General Rules and Regulations promulgated under the Securities Act of 1933.  As such, the Company has ceased to be a “shell company” a defined in Rule 12b-2 of the Securities Exchange Act of 1934 as of May 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN ELECTRIC INC.

Date: June 15, 2012	By	/s/ Ricardo Prats
Ricardo Prats, President

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